SUPPLEMENT DATED OCTOBER 10, 2002

TO

PROSPECTUS DATED APRIL 30, 2002, AS SUPPLEMENTED

FOR

FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective October 21, 2002, the following Funds of the Sun Capital Advisers Trust (the "SC INVESCO Funds" or the "Funds") will not be available for investment by Contacts purchased on or after October 21, 2002:
SCSM INVESCO Energy Fund
SCSM INVESCO Health Sciences Fund
SCSM INVESCO Technology Fund
SCSM INVESCO Telecommunications Fund

A meeting of the shareholders of the SC INVESCO Funds is expected to take place on or about December 19, 2002. At that meeting, all Contract Owners of record of one or more of the SC INVESCO Funds as of October 25, 2002, will be entitled to vote on a recommendation to liquidate the Funds. If the recommendation is approved as to one or more of the SC INVESCO Funds, such Fund or Funds (the "Disappearing Funds") will be liquidated as of the close of business on or about December 20, 2002 (the "Liquidation Date"). Any Account Value remaining in the Disappearing Funds on the Liquidation Date will be automatically reinvested in the Sun Capital Money Market Fund. Effective immediately, any transfers out of the SC INVESCO Funds prior to the Liquidation Date will not be counted as one of the 12 permitted transfers per Account Year.

FF2-10-(10-10-02)